SMALLCAP WORLD FUND

1996 Annual Report
For the year ended September 30

[cover: globe and various graphs]

COPING WITH MARKET VOLATILITY

[The American Funds Group(R)]

INVESTMENT HIGHLIGHTS

Total returns for periods ended September 30, 1996 with dividends reinvested

                                            FT/S&P-
                                            Actuaries
                                            Medium-
                            SMALLCAP        Small Cap                     MSCI
                            World Fund      World Index      S&P 500      EAFE Index
One year                    + 15.2%         + 11.6%          + 20.3%      + 8.9%
Five years                  + 102.3         + 64.3           + 102.9      + 50.4
Since fund's inception
  on April 30, 1990         + 142.7         + 79.7           + 150.5      + 60.3
Average annual
  compound return
  since inception           + 14.8          + 9.6            + 15.4       + 7.6

The FT/S&P-Actuaries Medium-Small Cap World Index tracks the stocks of smaller companies in 28 world markets. Standard & Poor's 500 Composite Index tracks large-company U.S. stocks. The Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index tracks large-company stocks in all major non-U.S. markets.

OUR 10 MOST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/96


Fairfax Financial Holdings (Canadian insurer)                +213.4%
Lewis Galoob Toys (U.S. toymaker)                            +212.0
Abacan Resource (Canadian oil and gas exploration)           +169.6
Western Digital (U.S. computer products)                     +152.8
OM Gruppen (Swedish financial services)                      +129.9
Reading & Bates (U.S. oil drilling)                          +126.0
Atwood Oceanics (U.S. oil drilling)                          +112.7
CINAR Films (Canadian TV programmer)                         +110.6
D'Ieteren (Belgian car distributor)                          +99.1
Biomatrix (U.S. biotechnology)                               +91.4

OUR 10 LEAST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/96


Hanover Direct (U.S. catalog retailer)                       -51.6%
VLSI Technology (U.S. semiconductors)                        -52.6
Katz Media Group (U.S. advertising)                          -56.4
Mentor Graphics (U.S. computer software)                     -57.5
Savoy Pictures Entertainment (U.S. feature films)            -62.3
Microwave Power Devices (U.S. electronics)                   -65.0
Avid Technology (U.S. video equipment)                       -68.3
Babcock International (U.K. energy equipment)                -68.4
Acclaim Entertainment (U.S. video games)                     -69.9
Radius (U.S. computer products)                              -77.2

SMALLCAP World Fund(R) seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

ON OUR COVER...

Individual and professional investors alike are affected by market volatility. To learn how your fund's managers reconcile the Capital organization's traditional long-term perspective with the above-average volatility of small-company stocks, please turn to page 5.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed without a sales charge unless otherwise indicated.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[Pull quote]
We have always felt that conserving capital in difficult markets should be one of our primary concerns.[End pull quote]

FELLOW SHAREHOLDERS:

For the second year in a row, U.S. stocks set the pace for world financial markets while the stocks of larger companies outdistanced their smaller siblings. Despite its investments outside the United States and in smaller companies, SMALLCAP World Fund posted a solid gain of 15.2% if you reinvested the dividends of 23 cents a share and capital gain distribution of $2.45 a share, as virtually all shareholders do.

Relative to its investment universe, the fund's return looks even better. The average small-company global mutual fund gained 13.1% as reported by Lipper Analytical Services. As the table at left shows, the fund's primary benchmark, the Financial Times/S&P-Actuaries Medium-Small Cap World Index, and the leading international index also fell short of the fund's gain. Still, this was not good enough to keep pace with the rampaging market for the stocks of large U.S. companies.

Lifetime results follow a similar pattern: SMALLCAP's return has stayed consistently ahead of the fund's investment universe and most non-U.S. markets while simply staying abreast of larger U.S. stocks. Still, we think that has been quite an accomplishment during a period when large-cap U.S. stocks have been the world's standard-bearer.

COMING BACK TO EARTH

The U.S. stock market's unprecedented rise, which has continued unabated for six years and has recently sent the Dow Jones Industrial Average above the 6000 level for the first time, did see a meaningful setback during the fiscal year. We hesitate to use the words significant or substantial to characterize the decline, since the S&P 500 fell only 7.1% from late May through late July. Small-company stocks fared much worse during the decline, falling 12.5% as measured by the Russell 2000 Index, and many technology stocks shed much more.

The decline was mercifully brief. Less than four months after the decline began, stocks were back at new highs. While consistent with the short, sharp declines of 1987 and 1990, we caution shareholders not to draw the conclusion that this is the way things always will be.

One of our colleagues, who retired recently, is widely credited with coining the phrase, "Don't confuse a bull market with brains." Virtually every investor looks good when the market is rising; very few look good on the way down. Capital Research and Management Company has staked its reputation for 65 years on being among those few. We have always felt that conserving capital in difficult markets should be one of our primary concerns. Investing in small-company stocks makes that task especially difficult, but it remains a guiding principle.

On pages 5 through 12, we take a closer look at how your fund invests in volatile small-company stocks. But first, let's look at the year in review.

WHAT WE'RE FINDING

Our analysts continue to look for value where others haven't. As a result, the fund is extremely well-diversified, with over 500 holdings in 38 industries. Our largest position remains Wisconsin Central Transportation, a regional railroad; given the preponderance of technology and biotech in most small-company funds, we think this illustrates better than anything our commitment to looking beneath the surface for undiscovered gems.

Some of the sectors that drew our attention during the year included semiconductors and natural resources. When technology stocks plunged during the summer, we saw an opportunity to invest in some of the most dynamic companies around, where the biggest problem has been coping with exploding demand. One such group was the makers of semiconductors, which are the brains of computers and other electronic devices. Though a highly cyclical business, long-term growth rates have been phenomenal and stock prices currently offer good value.

Natural resource stocks also offer good value in our opinion. Commodity prices have yet to stage a sustained or broad-based recovery, but we've found plenty of specific situations where growth potential is enormous. Canada has offered a veritable gusher of opportunities in oil exploration and oil-field services, and we've also been drawn toward companies that are operating in, but not necessarily based in, some of the world's less developed countries. In places as far-flung as the former Soviet republics, Africa and Latin America, governments are turning to foreign companies to help them tap their nations' mineral wealth.

WHERE WE'RE FINDING THEM

We have continued to add relatively more stocks outside the U.S. than in it, sustaining a gradual decline in U.S. holdings to near the 50% mark. Although many international markets did not fare as well as the U.S. during the fiscal year, only eight of the 32 countries in which SMALLCAP invests posted declines and none of them was a major market. Most stocks were held back somewhat by the strength of the U.S. dollar, so local returns were higher than those for U.S. investors.

Despite the additional risks of investing internationally, we are continuing to find good value outside our borders. In particular, we see solid opportunities in economies that encourage entrepreneurship and share ownership - principally Australia, Canada, the United Kingdom and Sweden.

Canada, in particular, may rate more than a mention. While being closely allied in people's minds with the country with which it shares its border, Canada has been on a very different track. For most of the past decade, it has suffered from over-zealous regulators and campaigns to split the country into English- and French-speaking parts. The result has been a deteriorating currency and weak financial markets. Recently, the country has benefited from a pro-business administration and a resolution, at least temporarily, of the issue of provincial sovereignty. For some time, we've been finding particularly good values in small-company Canadian stocks, including oil exploration companies as mentioned earlier, media operations, financial services and two other well-known firms: Four Seasons Hotels, based in Toronto, and IMAX Films, the maker of large-screen visual extravaganzas.

[Pull quote]
We have continued to add relatively more stocks outside the U.S. than in it, sustaining a gradual decline in U.S. holdings to near the 50% mark.
[End pull quote]

We've been less sanguine on Asia. Not only are we concerned about the high level of stock prices, but it appears that the region may be heading toward a bit of an economic slowdown.

SUMMING UP

It's always worth reiterating why investing in smaller companies makes sense:
Quite simply, that is where the world's vast stores of economic creativity reside. Almost every important new advance comes from a smaller firm. Some of those firms ride that success to become large businesses; others become acquisition targets; some attract competition and succumb to it. With professional investment managers working for you, doing the homework, you have a good chance of owning the right stocks. And while small-company stocks haven't kept pace with large-cap stocks for most of SMALLCAP's lifetime, we continue to believe they offer better long-term opportunities.

At this point, investors around the globe are enjoying a relatively benign environment. Economic growth is moderate, inflation is low, interest rates are reasonable and governments continue to help spread the gospel of capitalism. Of course, so much good news gives the more skeptical among us some cause to wonder what might upset the apple cart.

So far, we've been pleased with what we've been able to accomplish with SMALLCAP and we hope you are as well. Over its lifetime, the fund has outpaced its competition, generated substantial absolute returns and held its own against the world's most difficult benchmark, the S&P 500. This points to the strength of our global research efforts. With 100 investment professionals on the ground around the world, we continue to find an array of intriguing smaller companies. Again last year we visited more than 5,000 companies located in over 50 countries. Research is where our strength has been, and it is where we believe we will continue to make a difference.

We look forward to reporting to you again in six months.

Cordially,

/s/Robert B. Egelston
Robert B. Egelston
Chairman of the Board

/s/Gordon Crawford
Gordon Crawford
President
November 15, 1996

[Pull quote]
Over its lifetime, the fund has outpaced its competition, generated substantial absolute returns and held its own against the world's most difficult benchmark.[End pull quote]

WHERE ARE SMALLCAP'S PORTFOLIO COMPANIES LOCATED?
Geographical distribution of equity assets on September 30, 1996


THE AMERICAS                                    59.3%
United States                  50.9%
Canada                         7.3
Mexico                         .5
Other Latin America            .6

EUROPE                                          16.0%
United Kingdom                 4.7%
Sweden                         3.3
Germany                        1.3
Norway                         1.2
Austria                        1.2
France                         .9
Finland                        .7
Belgium                        .6
Spain                          .5
Ireland                        .5
Other Europe                   1.1

ASIA/PACIFIC                                    9.3%
Australia                      4.2%
Hong Kong                      1.8
Japan                          .9
Malaysia                       .8
Indonesia                      .5
Other Asia                     1.1

OTHER COUNTRIES                                 1.3%

CASH & EQUIVALENTS                              14.1%

TOTAL                                           100.0%

HOW BIG ARE SMALLCAP'S COMPANIES?

Ranked by market capitalization

                                                            Percent of
                                       Number of            Equity
                                       Holdings             Assets
$1 BILLION+                            52                   29.0%
  Example: Gaylord Entertainment
$800 MILLION+                          36                   12.7%
  Example: Sports Authority
$600 MILLION+                          63                   17.2%
  Example: Scottish Television
$400 MILLION+                          73                   14.3%
  Example: Four Seasons Hotels
$200 MILLION+                          158                  18.6%
  Example: Armor All Products
LESS THAN $200 MILLION                 183                  8.2%
  Example: Puerto Rican Cement
AVERAGE MARKET CAPITALIZATION:         $447 MILLION

Market capitalization is calculated by multiplying the price of a company's stock by the number of its shares outstanding. It is often used as a rough gauge of a company's size.

CHARTING THE COURSE OF A $10,000 INVESTMENT

This chart shows the annual high, low and closing values of a $10,000 investment in SMALLCAP World Fund from April 30, 1990 - the date of the fund's inception - through September 30, 1996, the end of the fund's latest fiscal year.

As you can see, that $10,000 would have grown to $22,877, even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $50,000 or more.) This is significantly better than the $17,971 generated by an investment in the unmanaged FT/S&P-Actuaries Medium-Small Cap World Index/2/, which tracks small-company stocks in 28 world markets - a universe quite similar to SMALLCAP's. Of course, past results are not predictive of future performance.

[chart]
Original investment $10,000

                        Date          SMALLCAP       Date         FT/S&P -         Date         Consumer Price
                                      World                       Actuaries                     Index /3/
                                      Fund,                       Medium-Small
                                      Inc./1/                     Cap World
                                                                  Index /2/
Fiscal year 1990#
High                    7/16/90       9,963          7/90         11,303           9/90         10,295
Low                     9/28/90       8,288          9/90         8,624            4/90         10,000
Close                   9/28/90       8,288          9/90         8,624            9/90         10,295
Fiscal year 1991
High                    9/30/91       11,307         9/91         10,935           9/91         10,644
Low                     10/11/90      8,231          11/90        9,237            10/90        10,357
Close                   9/30/91       11,307         9/91         10,935           9/91         10,644
Fiscal year 1992
High                    2/12/92       12,666         5/92         11,176           9/92         10,962
Low                     10/9/91       11,140         11/91        10,423           10/91        10,659
Close                   9/30/92       11,640         9/92         10,717           9/92         10,962
Fiscal year 1993
High                    9/30/93       15,418         8/93         13,824           9/93         11,257
Low                     10/5/92       11,368         10/92        10,462           10/92        11,001
Close                   9/30/93       15,418         9/93         13,579           9/93         11,257
Fiscal year 1994
High                    2/3/94        17,254         8/94         15,311           9/94         11,590
Low                     6/24/94       15,474         11/93        12,971           10/93        11,303
Close                   9/30/94       16,744         9/94         14,932           9/94         11,590
Fiscal year 1995
High                    9/11/95       20,046         7/95         16,103           9/95         11,885
Low                     1/30/95       15,821         1/95         14,236           10/94        11,598
Close                   9/29/95       19,856         9/95         16,098           9/95         11,885
Fiscal year 1996
High                    5/20/96       23,573         8/96         18,073           9/96         12,242
Low                     12/18/95      19,323         10/95        15,658           12/95        11,908
Close                   9/30/96       22,877         9/96         17,971           9/96         12,242

[end chart]

AVERAGE ANNUAL COMPOUND RETURNS
for periods ended September 30, 1996

Lifetime Since inception on April 30, 1990      +13.76%
Five years                                      +13.78%
One year                                        +8.60%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

#For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

/1/ This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.

/2/ This index is owned by FTSE International, Goldman, Sachs & Co. and Standard & Poor's. It is compiled by FTSE International and Standard & Poor's in conjunction with the Faculty and the Institute of Actuaries.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[Graphic: Time watch]

[Pull quote]
"Very few small-company stocks stand still for any length of time."  Bill
Grimsley
Portfolio counselor[End pull quote]

COPING WITH SMALL-COMPANY VOLATILITY

CAN A LONG-TERM INVESTMENT PERSPECTIVE COEXIST WITH ABOVE-AVERAGE SHORT-TERM MARKET FLUCTUATIONS?

Capital Research and Management Company, SMALLCAP World Fund's investment adviser, is well-known for its long-term perspective and buy-and-hold investment strategy honed over the past 65 years. Small-company stocks, typically the purview of active traders, can be notoriously volatile. How does SMALLCAP reconcile these seemingly contradictory approaches?

As you might expect, we've tried to find a sensible middle ground. We don't believe a true long-term investor has to compromise his or her principles to invest in small-company stocks, but some adjustments are prudent. We still rely on fundamental, kick-the-tires research to identify great companies, buy their stocks at reasonable prices and hold them for the long term. But compared with Capital's traditional approach to investing in larger companies, we do buy and sell a bit more frequently because fluctuations in certain segments of the small-company market can be greatly exaggerated.

The numbers bear this out. SMALLCAP's portfolio turnover rate, a measure of trading activity, has averaged about 40% over the past three years. That's well above the rate for the other equity funds in The American Funds Group. But it is still half of the industry average for growth funds, according to Lipper Analytical Services.

How much volatility do small-company stocks experience? In SMALLCAP's case, out of 274 stocks it held throughout the fiscal year, 98 gained over 20%; another 56 lost more than 20%. That kind of disparity has been typical during SMALLCAP's lifetime.

"Very few small-company stocks stand still for any length of time," notes Bill Grimsley, one of the fund's seven portfolio counselors. "In my own part of the portfolio, I've had stocks that lost 50% last year and others that doubled. But the portfolio as a whole hasn't seen anywhere near that level of volatility. If you're well-diversified, as the fund is, these moves tend to even out."

How does an investment professional cope with that level of volatility? If you hear one theme from SMALLCAP's portfolio counselors and analysts, it's that knowledge is power.

"We spend a lot of time trying to figure out what a company is worth," says Rob Lovelace, a portfolio counselor. "Whether there is volatility or not, you need that anchor, that solid conviction to guide you. What you have to believe, at the end of the day, is that your research will lead you to companies that have the potential to grow and prosper for years to come. If that is true, you buy those companies when their stock is cheap and hold on."

Mark Denning, a portfolio counselor based in London, takes that view a step further. "It's not just a matter of knowledge," he says, "but of having strong convictions. If you really believe in what you know, based on the work you've done, you're operating from strength. If you're not operating from strength, from a deep well of knowledge, then you have to assume you're in the dark. It's like what they say about playing poker: If you don't know who at your table is the patsy, it's probably you. If you don't do the research, you can get blindsided. You don't know what a 50% decline means, so how can you possibly react intelligently?"

Many investors obviously don't. "Companies don't change nearly as much, or nearly as quickly, as stock prices do," notes Gordon Crawford, president of the fund. "But most people don't have the patience to endure the daily barrage of market news. They want to buy a stock they never have to sell, but those can be hard to find in the small-company market. So when they can't find one, many investors feel a need to trade aggressively."

"There are times when short-term trading makes sense," concedes Denning, "but not often. There's too much uncertainty. You're attempting to base your decision on the future course of stock prices, which is inherently unknowable, rather than on the future course of a company's business, which can be determined with a greater degree of certainty."

"There are other dangers to excessive trading," adds Crawford, "and they're not what most people think. Yes, it's expensive; and yes, you might own a stock at the wrong time. But the real risk is missing the growth of a truly great company because you sold its stock too soon."

As Grimsley puts it: "If you're reacting to every daily market move, you're gambling, not investing. We truly believe that stocks aren't just pieces of paper, but that they represent ownership in real companies. That view may be in the minority these days, but it has served us well for many years."

WHEN BUYING AND SELLING MAKE SENSE

Obviously, you can't own every stock forever. So how do you determine the right time to buy and sell?

"The beginning of the process is determining what a company is worth," explains Lovelace. "If you know that, when its stock is grossly undervalued you just can't wait to buy. And when it's grossly overvalued, you're just as happy to let someone else own the stock."

[Graphic: Factory buildings]

[Pull quote]
"Companies don't change nearly as much, or nearly as quickly, as stock prices do."
Gordon Crawford
President of the Fund[End pull quote]

[Sidebar]

WHICH INVESTMENT WOULD YOU CHOOSE?

[chart1]

Month   1973        1974        1975         1976         1977        1978        1979        1980         1981        1982
Jan     -0.0432     0.1326      0.2767       0.2684       0.0450      -0.0189     0.1321      0.0836       0.0207      -0.0196
Feb     -0.0799     -0.0085     0.0285       0.1390       -0.0039     0.0347      -0.0282     -0.0284      0.0094      -0.0296
Mar     -0.0208     -0.0074     0.0618       -0.0015      0.0131      0.1032      0.1120      -0.1778      0.0943      -0.0086
Apr     -0.0621     0-0464      0.0531       -0.0359      0.0228      0.0788      0.0387      0.0694       0.0657      0.0383
May     -0.0811     -0.0793     0.0663       -0.0361      -0.0028     0.0820      0.0035      0.0750       0.0422      -0.0248
June    -0.0290     -0.0147     0.0750       0.0459       0.0772      -0.0189     0.0472      0.0452       0.0076      -0.0159
July    0.1194      -0.0219     -0.0254      0.0045       0.0030      0.0684      0.0171      0.1323       -0.0316     -0.0015
Aug     -0.0445     -0.0681     -0.0574      -0.0290      -0.0107     0.0939      0.0756      0.0604       -0.0684     0.0698
Sept    0.1064      -0.0653     -0.0182      0.0104       0.0092      -0.0032     -0.0344     0.0418       -0.0733     0.0327
Oct     0.0084      0.1063      -0.0050      -0.0209      -0.0330     -0.2427     -0.1154     0.0333       0.0742      0.1305
Nov     -0.1962     -0.0438     0.0320       0.0404       0.1086      0.0732      0.0858      0.0766       0.0276      0.0779
Dec     -0.0014     -0.0788     -0.0197      0.1180       0.0081      0.0168      0.0588      -0.0338      -0.0220     0.0132

[end chart1]

[chart2]

Month        1973         1974         1975         1976         1977         1978         1979         1980         1982
Jan          $9,568       $7,826       7,062        10,722       13,900       16,363       23,314       32,012       46,126
Feb          8,804        7,760        7,264        12,212       13,846       16,931       22,656       31,103       44,760
Mar          8,620        7,702        7,713        12,194       14,027       18,678       25,194       25,573       44,375
Apr          8,085        7,345        8,122        11,756       14,347       20,150       26,169       27,348       46,075
May          7,429        6,762        8,661        11,331       14,307       21,803       26,260       29,399       44,932
June         7,214        6,663        9,310        11,851       15,412       21,390       27,500       30,728       44,218
July         8,075        6,517        9,074        11,905       15,458       22,854       27,970       34,793       44,152
Aug          7,716        6,073        8,553        11,560       15,292       25,000       30,084       36,895       47,233
Sept         8,537        5,677        8,397        11,680       15,433       24,920       29,050       38,437       48,778
Oct          8,609        6,280        8,355        11,436       14,924       18,872       25,697       39,717       55,143
Nov          6,920        6,005        8,623        11,898       16,544       20,253       27,902       42,759       59,439
Dec          6,910        5,532        8,453        13,302       16,678       20,593       29,543       41,314       60,224

[end chart2]

[chart3]

Year                            Investment

                                $10,000
12/31/73                        6,910
12/31/74                        5,531
12/31/75                        8,453
12/31/76                        13,304
12/31/77                        16,680
12/31/78                        20,593
12/31/79                        29,543
12/31/80                        41,325
12/31/81                        47,061
12/31/82                        60,242

[end chart3]

Chart source:  Ibbotson Associates

WHAT IS VOLATILITY?

Most people instinctively know that volatility and risk are related. But they're not synonymous. Volatility refers to the amount of fluctuation - both up and down - that an investment may experience. Risk is the perceived possibility of loss (or the perceived loss of purchasing power to inflation). This perception varies with every individual - How long will I be investing? Will I be checking my investments daily, weekly, monthly or once a year? - and can change throughout a person's life.

The charts above are an attempt to show that volatility, like risk, is in the eye of the beholder. Each uses the same data to illustrate what happened to small company stocks between the years of 1973 and 1982. The first chart (which we tend to think reflects how most people view their investments) traces the month-by-month percentage return. The second plots the cumulative effects of those monthly returns on the value of a $10,000 investment. The third shows the cumulative annual change in the value of that same investment, illustrating how short-term fluctuations generally smooth out over time.

An interesting way to think about how you feel about volatility is to consider this question: If stocks were a yo-yo carried by an investor climbing the stairs, would you be watching the yo-yo or the stairs?
[End sidebar]

"Stocks go down for a variety of reasons," adds David Siminoff, an analyst following media and Internet companies. "A general market decline, a change in investor psychology, a management change, an earnings disappointment. If you understand why the stock went down, then you probably also know how you should react. Whether you sell, buy more or hold on is a decision that can then be based on information rather than emotion."

Greg Wendt, an analyst who follows retailers, uses a concrete example:
"Williams-Sonoma is a company that SMALLCAP has invested in for most of the fund's life, but there have been times when we've owned less than 1% and times when we've been their largest institutional shareholder. The company is more than twice the size it was three years ago, but at times they've sacrificed profits for sales and the stock has dropped sharply. If you understand this company like we do, if you know its competitors and the mall owners, you can see the steady progress in their business plan even if the stock price or earnings don't reflect it. As a result, you have tremendous opportunities to buy and sell the stock."

As we hope you can see, patience works well in most instances. But there are industries and situations where the volatility can be extreme. Initial public offerings, technology stocks and health care often require a somewhat different approach. Many small-company stocks in these areas can see up and down moves of 50% or more in a brief span. As much as we want to be long-term investors, we need to react to that. Let's take a quick look at each.

[Graphic:  Computer]

[Pull quote]
"A lot of technology investors have a very short-term perspective. One poor earnings report and they're gone."
David Siminoff
Analyst[End Pull quote]

INITIAL PUBLIC OFFERINGS

IPOs, as they are known, take place when companies first sell stock to the public. Because IPOs often involve smaller firms, SMALLCAP participates in the IPO market with some frequency. Once again, our strategy is quite different from many other institutional investors, who use IPOs as part of their aggressive trading strategy.

Your fund participates in IPOs only if Capital's analysts like the underlying company's business prospects - and the price appears reasonable. In our view, participating solely to reap short-term gains is far riskier than a more selective approach. "IPOs are opportunities to either get in on the ground floor or get taken for a ride," explains Siminoff. "Because we study these companies thoroughly, we have a better chance of telling the difference."

The reason IPOs tend to increase SMALLCAP's trading activity is that there can be overwhelming demand for some IPOs - and stunning price moves that have nothing to do with company fundamentals. If the price quickly heads to unsustainable territory, we often sell the stock, step to the sidelines and await other opportunities.

[Sidebar]
HOW VOLATILE ARE SMALL-COMPANY STOCKS?
[chart]

Decade           Small-company stocks                    Large-company stocks
                 High             Low              High             Low
$26-'35          143%             -51%             54%              -43%
$36-'45          88               -58              36               -35
$46-'55          61               -12              53               -8
$56-'65          65               -15              43               -11
$66-'75          84               -31              37               -26
$76-'85          57               -7               32               -7
$77-'95          45               -22              37               -3

[end chart]

RISK AND REWARD GO HAND-IN-HAND

History shows, as one might expect, that the stocks of smaller companies are more volatile than the stocks of more established firms. We decided to find out exactly how much more volatile. We looked at the year-by-year returns of both small-company and large-company U.S. stocks in each of the past seven decades.

The chart above illustrates the range of yearly returns, both high and low. In every period the stocks of smaller companies exhibited more volatility on the upside and, except for the 1976-1985 period, on the downside as well. That's not something every investor wants to live with, of course, but the table below shows the flip side of this equation: While small-company stocks have been more volatile, over most meaningful periods they have also been more rewarding.


Total returns for calendar year periods 1926-1995

            1-year periods                            5-year periods                              10-year periods

            best       worst      average       best           worst         average      best           worst        average

Small-
company     143%       -58%       18%           561%           -80%          123%         1320%          -44%         346%
stocks      (1933)     (1937)                   (1941-45)      (1928-32)                  (1975-84)      (1929-38)

Large-
company     54%        -43%       13%           192%           -49%          72%          522%           -9%          205%
stocks      (1933)     (1931)                   (1950-54)      (1928-32)                  (1949-58)      (1929-38)

Source: Ibbotson Associates
[End sidebar]

[Sidebar]
A LOOK AT AN INDIVIDUAL STOCK: WILLIAMS-SONOMA
[chart]

Date                      Quarterly range in                Buy          Sell
                          stock price
                          High             Low
December 31, 1990         9.668            5.556             8.78
March 29, 1991            12.668           7.334             9.85
June 28, 1991             12.668           7.779             11.22
September 30, 1991        11.668           7.223             8
December 31, 1991         8.223            5.667             6.12
March 31, 1992            8.112            6.556
June 30, 1992             7.667            4.778             6.24
September 30, 1992        6.112            3.889             4.41
December 31, 1992         6.001            4.334             5.52
March 31, 1993            6.667            4.445
June 30, 1993             7.556            5.667             7.13
September 30, 1993        11.112           6.89
December 31, 1993         18.78            10.445            12.22
March 31, 1994            25.501           15.779                         22.06
June 30, 1994             26.501           18.168
September 30, 1994        34.5             18.834                         26.12
December 30, 1994         35.25            27
March 31, 1995            31.75            20.25                          29.48
June 30, 1995             26               15.75
September 29, 1995        24.875           18.5              21.24
December 29, 1995         21.875           15.625            17.25
March 29, 1996            23.125           12.5              14.07
June 28, 1996             29.75            20.5              23.75
September 30, 1996        30.5             17.75                          27.97

[end chart]

MORE ART THAN SCIENCE

To see how words translate into action, we thought it might be interesting to look at an individual stock's trading history and how we responded to it. We chose Williams-Sonoma, the purveyor of high-quality kitchen items found in malls throughout the country.

SMALLCAP has owned the stock continuously for more than five years, but its exposure has waxed and waned. The vertical bars show the range of quarterly price movements. The green crossbars show when the fund was buying; the orange crossbars show when the fund was selling.

As you can see, the fund tended to accumulate stock when it could take advantage of relatively low prices and began lightening its load when the stock spiked sharply higher. These decisions, of course, are not made with the advantage of hindsight and thus can never be perfectly timed. A strong sense of value is what gives an investor the confidence to act.

The buy and sell prices for each quarter have been adjusted for stock splits and represent the dollar-weighted average price of all transactions in that quarter.
[End sidebar]

[Graphic:  Stethoscope]

[Pull quote]
"People get overly excited in the beginning. They tend to overestimate potential demand while underestimating the risks."
Rick Beleson
Analyst[End pull quote]

TECHNOLOGY

The computer industry is perhaps the world's wildest place to invest: Growth is rapid, change is constant and competition is fierce, so unpleasant surprises are typical. Worse, investor psychology changes with the wind.

"A lot of technology investors have a very short-term perspective," explains Siminoff. "One poor earnings report, even if a penny shy, and they're gone. In my industries, I try to take advantage of situations like that."

Technology is also a prime hunting ground for "momentum" investors, who (as simple as this may sound) buy stocks that have been going up. "When a stock's momentum breaks down, these investors sell regardless of price," notes Peter Labon, who follows computer software and semiconductor firms. "They keep on selling until value-oriented investors like us step in. Stocks therefore tend to oscillate between momentum and value; or you could say, between overvaluation and undervaluation."

America Online, the online service provider, is a good example of both living with, and profiting from, volatility. As Siminoff recalls, "SMALLCAP invested early on, well before the stock was popular, and hung on through several periods of pretty wild volatility. Then there was a period when the stock spiked sharply higher for no fundamental reason. Although we believed, and continue to believe, that the Internet would change the world, we saw competition increasing rapidly and took the opportunity to sell our entire position. Since then, the stock has come down along with all the other Internet stocks. One of them, Netcom, crashed from $90 down to $16 and was selling for less than the book value of their network and their cash on hand. That seemed like a good buying opportunity."

"The key is still to identify great long-term businesses," adds Labon, "but adjust your exposure in response to market activity. That doesn't mean active trading, but opportunistic buying and selling to adjust how much of the stock you own."

HEALTH CARE

"What tends to happen with new medical devices or drugs is that people get overly excited in the beginning," explains Rick Beleson, who analyzes the health care industry. "They tend to overestimate potential demand while underestimating the risks. So they bid the stocks much too high when the news is good. Then, when bad news hits, investors have a difficult time separating fact from fiction. They turn against the entire industry as a precaution. Both of these situations present great opportunities for us."

What's important, says Beleson, is identifying the most promising companies and using volatility to buy a meaningful position. "Even if your recommendation is brilliant, if you have only a few shares, the effect on the fund won't amount to much more than a rounding error. So my job as an analyst is to educate the portfolio counselors about my highest conviction ideas and encourage them to take advantage of volatility when it occurs."

BEING RIGHT 51% OF THE TIME

One of our long-time colleagues is fond of saying, "If I'm right 51% of the time, I'm going to make money for our shareholders." This is another way of saying, not everything works out as well as we might plan.

"Part of the problem is that a body in motion tends to remain in motion," notes Wendt. "Stocks on a rocket ship can keep rising, and those that have fallen can continue to fall."

All analysts have at least one stock that makes them cringe when they hear its name. "Mine's Acclaim Entertainment," says Labon of the video-game maker. "I've always thought this company had great management and a very competitive strategy. I watched as the stock declined from $32 to $13 over a six-month period in late 1993 and early 1994. We started buying near the bottom, then watched the stock rise to the mid-$20 range, where we sold some. Since then the industry has undergone a major product transition, which wreaked havoc on a lot of companies, including Acclaim. Even though I feel I made a series of good decisions, we haven't made money on the stock."

"What keeps you from making the same mistakes twice," adds Wendt, after recounting similar experiences with Oil-Dri and Canandaigua Wine, "is having a keen sense of value. You're not always - and maybe rarely - going to be right the day you place your order. But if you know what the company is worth, you can be confident that over the long run you're likely to be pleased with your decision - even though you may feel horrible at the time."

Like investment professionals, individual investors would do well to separate their emotions from their actions. "When a stock goes down," notes Siminoff, "you can't help but get a sick feeling in the pit of your stomach. But you can't react to your gut; you have to clear your head first."

Since the only kinds of volatility most shareholders have experienced in recent years are "up" and "way up," any prolonged downturn will naturally be unsettling. After all, few periods have presented as benign an environment for investors as the past 15 years.

"Shareholders have to be aware of history," says Crawford. "But if they keep their eyes focused on the most important time period - the time they expect to need the money - all the fluctuations in the world between now and then shouldn't distract them from their goal."

[Graphic: Magnifying glass]

[Pull quote]
"What keeps you from making the same mistakes twice is having a keen sense of value."
Greg Wendt
Analyst[End pull quote]

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1996

[pie chart]
Industry Diversification
Broadcasting & Publishing                                                                      7.65%
Health & Personal Care                                                                         6.88%
Merchandising                                                                                  6.67%
Business & Public Services                                                                     6.13%
Electronic Components                                                                          4.10%
Other Industries                                                                              54.49%
Cash & Equivalents                                                                            14.08%
[end pie chart]
                                                                                            Percent
                                                                                                 of
                                                                                                Net
                                                                                             Assets
Largest Equity-Type Holdings
Wisconsin Central Transportation                                                              1.23%
Reading & Bates                                                                                  .96
Microchip Technology                                                                             .96
Camco International                                                                              .89
Village Roadshow                                                                                 .81
Fairfax Financial Holdings                                                                       .78
Hoganas Eldfast                                                                                  .71
Airgas                                                                                           .71
Sports Authority                                                                                 .67
Zale                                                                                             .63

                                                                                                                     Percent
                                                                                          Shares or        Market         of
EQUITY-TYPE SECURITIES                                                                    Principal         Value        Net
(common and preferred stocks and convertible debentures)                                     Amount         (000)     Assets

Broadcasting & Publishing - 7.65%
CanWest Global Communications Corp. (Canada)                                               3,076,341        30,054
CanWest Global Communications Corp., non-voting shares                                       600,000         5,850        .54
Westwood One, Inc. (USA)/1/                                                                1,905,000        35,004        .53
Gaylord Entertainment Co., Class A (USA)                                                   1,411,200        31,928        .48
International Family Entertainment, Inc., Class B (USA)/1/                                 1,768,750        28,963        .44
FLEXTECH PLC (United Kingdom)/1/                                                           3,309,600        28,007        .42
Cablevision Systems Corp., Class A (USA)/1/                                                  630,000        27,405        .42
New Straits Times Press Bhd. (Malaysia)                                                    3,900,000        20,543        .31
Central European Media Enterprises Ltd., Class A (USA - Incorporated in
 Bermuda) /1/                                                                                655,000        19,322        .29
BET Holdings, Inc., Class A (USA)/1/                                                         662,100        19,035        .29
Data Broadcasting Corp. (USA) /1/ /2/                                                      2,000,000        18,250        .28
United Television, Inc. (USA)                                                                186,000        17,903        .27
United International Holdings, Inc., Class A (USA)/1/                                      1,195,000        16,282        .25
Ascent Entertainment Group, Inc.(USA) /1/                                                    700,000        16,100        .24
Schibsted ASA (Norway)                                                                     1,080,000        15,784        .24
Ackerley Communications, Inc. (USA)                                                          458,900        15,316        .23
Scandinavian Broadcasting System SA (Denmark - Incorporated in Luxembourg) /1/               655,000        14,737        .22
Scottish Television PLC (United Kingdom)                                                   1,200,000        13,627        .21
Chrysalis Group PLC (United Kingdom)/2/                                                    1,600,000        12,388        .19
WIC Western International Communications Ltd., Class B (Canada)                              875,000        11,730        .18
Australian Provincial Newspapers Holdings Ltd. (Australia)                                 5,336,537        10,263        .16
Silver King Communications, Inc. (USA) /1/                                                   400,000         9,400        .14
Jones Intercable, Inc., Class A (USA)/1/                                                     610,000         8,311        .13
Wegener NV (Netherlands)                                                                      86,600         8,149        .12
ValueVision International, Inc., Class A (USA) /1/                                         1,370,000         7,706        .12
Heritage Media Inc., Class A (USA) /1/                                                       400,000         7,550        .11
Omni Media Corp. Ltd. (South Africa)                                                         390,000         6,192        .09
Austereo Ltd. (Australia)                                                                  3,481,707         6,172        .09
Century Communications Corp., Class A (USA)/1/                                               724,064         5,430        .08
Adelphia Communications Corp., Class A (USA)/1/                                              525,000         5,316        .08
Nasionale Pers Beperk-N (South Africa)                                                       534,900         5,213        .08
NRJ SA (France)                                                                               39,284         4,678        .07
DMX Inc. (USA) /1/                                                                         2,570,000         4,658        .07
Southern Star Group Ltd. (Australia)                                                       2,870,000         3,975        .06
Grupo Radio Centro, SA de CV (American Depositary Receipts) (Mexico) /1/                     420,000         3,465        .05
Investec - Consultoria Internacional, SA (Portgual)                                           99,000         3,317        .05
Metropole Television (France)                                                                 35,000         3,182        .05
Pacific Media PLC (United Kingdom)/1/                                                     52,249,124         1,635        .03
M-Net (South Africa)                                                                       1,571,800         1,594        .02
Grammy Entertainment Public Co. Ltd.(Thailand)                                               104,200         1,246        .02

Health & Personal Care - 6.88%
Orthodontic Centers of America, Inc. (USA) /1/                                             1,370,000        27,914        .42
Scotia Holdings PLC (United Kingdom)                                                       2,760,000        24,824        .38
VISX, Inc. (USA) /1/ /2/                                                                     825,000        22,275        .34
IDEC Pharmaceuticals Corp. (USA) /1/ /2/                                                     920,000        22,080        .33
Mentor Corp. (USA)                                                                           800,000        22,000        .33
Acuson Corp. (USA) /1/                                                                     1,150,000        19,694        .30
Physio - Control International Corp. (USA) /1/                                               750,000        18,938        .29
Thermedics Inc. (USA) /1/                                                                    625,000        16,484        .25
PathoGenesis Corp. (USA) /1/ /2/                                                             870,000        15,443        .23
Paragon Trade Brands, Inc. (USA)/1/ /2/                                                      650,000        15,194        .23
Martek Biosciences Corp. (USA) /1/                                                           600,000        15,000        .23
Vertex Pharmaceuticals Inc. (USA) /1/                                                        505,000        14,898        .22
Gilead Sciences, Inc. (USA) /1/                                                              500,000        14,125        .21
i-STAT Corp. (USA) /1/ /2/                                                                   727,000        13,359        .20
SEQUUS Pharmaceuticals, Inc. (USA) /1/ /3/                                                   746,616        11,759
SEQUUS Pharmaceuticals, Inc., warrants, expire /1/998 /1/ /3/                                 80,832           647        .19
KeraVision, Inc. (USA) /1/ /2/                                                               795,000        11,925        .18
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)(India)                                423,500         7,729
Ranbaxy Laboratories Ltd.                                                                    241,235         4,145        .18
Vical Inc. (USA) /1/                                                                         700,000        10,850        .16
GelTex Pharmaceuticals, Inc. (USA) /1/                                                       500,000        10,000        .15
COR Therapeutics, Inc. (USA) /1/                                                             900,000         9,000        .14
ImClone Systems Inc. (USA) /1/ /2/                                                         1,000,000         8,625        .13
Genelabs Technologies, Inc. (USA) /1/ /2/ /4/                                              2,085,000         8,601        .13
VIVUS, Inc. (USA) /1/                                                                        200,000         7,600        .11
AutoImmune Inc. (USA)/1/ /4/                                                                 794,000         7,444        .11
Spine-Tech, Inc.( USA) /1/                                                                   246,800         6,910        .10
Anesta Corp. (USA)/1/                                                                        460,000         6,497        .10
Technical Chemicals and Products, Inc. (USA) /1/ /2/                                         600,000         6,375        .10
Neurogen Corp. (USA) /1/                                                                     250,000         6,313        .10
PDT, Inc. (USA) /1/                                                                          200,000         6,250        .09
ImmuLogic Pharmaceutical Corp. (USA) /1/                                                     750,000         6,094        .09
Alpha-Beta Technology, Inc. (USA)/1/                                                         545,000         5,859        .09
NeoPath, Inc. (USA) /1/                                                                      290,600         5,594        .08
Ethical Holdings PLC (American Depositary Receipts)(United Kingdom) /1/                      675,000         4,725        .07
PerSeptive Biosystems, Inc. (USA)/1/                                                         675,000         4,725        .07
CIMA LABS INC. (USA) /1/ /2/                                                                 565,500         4,595        .07
Body Shop International PLC (United Kingdom)                                               1,360,000         3,999        .06
Biomatrix, Inc. (USA)/1/                                                                     200,000         3,350        .05
Intercardia, Inc. (USA) /1/                                                                  135,000         3,341        .05
Virbac (France)                                                                               27,300         3,076        .05
T Cell Sciences, Inc. (USA) /1/ /2/ /4/                                                    1,300,000         3,006        .05
Cardiovascular Diagnostics, Inc. (USA) /1/ /2/                                               412,500         2,784        .04
HemaSure Inc. (USA) /1/                                                                      240,000         2,580        .04
InSite Vision Inc. (USA) /1/ /4/                                                             550,000         2,406
InSite Vision Inc., warrants, expire 2001 /1/ /4/                                             50,000            56        .04
Gensia Pharmaceuticals, Inc. (USA)  /1/                                                      480,000         2,340        .04
Cyberonics, Inc. (USA)/1/                                                                    370,800         2,317        .04
Vision-Sciences, Inc. (USA)/1/                                                               484,500           999        .02

Merchandising - 6.67%
Sports Authority, Inc. (USA) /1/                                                           1,233,300        32,837
Sports Authority, Inc., 5.25% convertible debentures 2001 /4/                            $11,000,000        11,358        .67
Zale Corp. (USA) /1/ /2/                                                                   1,900,000        41,563        .63
Gymboree Corp. (USA) /1/ /2/                                                               1,325,000        40,247        .61
Consolidated Stores Corp. (USA)/1/                                                           925,000        37,000        .56
Henry Schein, Inc. (USA) /1/                                                                 595,000        22,907        .35
AnnTaylor, Inc. (USA) /1/ /2/                                                              1,300,000        21,937        .33
Williams-Sonoma, Inc. (USA)/1/                                                               550,000        15,606
Williams-Sonoma, Inc., 5.25% convertible debentures 2003 /4/                              $3,500,000         4,174        .30
Dickson Concepts  (Hong Kong)                                                              5,477,200        17,601        .27
MSC Industrial Direct Co., Inc.,  Class A (USA) /1/                                          475,000        16,922        .26
Mac Frugal's Bargins * Close-outs Inc. (USA) /1/                                             715,800        16,911        .26
Mobel Walther AG, non-voting, preferred shares (Germany)                                     180,000        10,970
Mobel Walther AG                                                                              88,000         4,902        .24
DFS Furniture Co. PLC (United Kingdom)                                                     1,622,000        13,777        .21
Garden Ridge Corp. (USA) /1/                                                                 795,000        13,614        .21
Fabri-Centers of America, Inc., Class A (USA) /1/ /2/                                        525,000         6,759
Fabri-Centers of America, Inc., non-voting shares, Class B /1/ /2/                           525,000         6,694        .20
Giordano Holdings Ltd. (Hong Kong)                                                        15,260,000        13,419        .20
Homac Corp. (Japan)                                                                          663,000        12,364        .19
Hornbach Holding AG, preferred shares (Germany)                                              142,650        10,283        .15
Michaels Stores, Inc. (USA) /1/                                                              610,000         8,959        .13
Homeplace Holdings, 7.00% convertible preferred (USA) /1/ /3/                                 30,200         8,003        .12
PT Modern Photo Film Co. (Indonesia)                                                       2,660,000         7,726        .12
Duty Free International, Inc. (USA)                                                          466,500         6,414        .10
Migros Turk TAS (Turkey)                                                                   6,973,100         6,225        .09
Hanover Direct, Inc. (USA)/1/                                                              5,955,440         5,583        .08
Garden Botanika, Inc. (USA) /1/ /2/                                                          430,000         4,837        .07
Colruyt NV (Belgium)                                                                          12,000         4,766        .07
Barnett Inc. (USA) /1/                                                                       200,000         4,725        .07
DAIKI Co. Ltd., 1.50% convertible debentures 2004 (Japan)                              Y450,000,000          3,813        .06
APS Holding Corp., Class A  (USA) /1/                                                        100,000         2,912        .04
Leslie's Poolmart (USA) /1/                                                                  159,750         1,877        .03
Eastbay, Inc. (USA) /1/                                                                      100,000         1,775        .03
Tandy Brands Accessories, Inc. (USA)/1/                                                      221,625         1,496        .02

Business & Public Services - 6.13%
Banta Corp. (USA)                                                                          1,425,000        32,419        .49
BDM International, Inc. (USA) /1/                                                            450,000        26,775        .41
Flughafen Wien AG (Austria)                                                                  500,600        26,395        .40
KCI Konecranes International Corp. (Finland) /2/                                             942,700        26,224        .40
Franklin Quest Co. (USA) /1/ /2/                                                           1,350,000        25,313        .38
Vivra Inc. (USA)/1/                                                                          600,000        19,575        .30
Primark Corp. (USA) /1/                                                                      700,000        19,162        .29
Rhon-Klinikum AG, preferred shares (Germany)                                                 123,100        13,714        .21
Kanamoto Co., Ltd. (Japan)                                                                   880,000        13,649        .21
Saskatchewan Wheat Pool, non-voting shares, Class B (Canada)                               1,125,000        13,221        .20
NETCOM On-Line Communication Services, Inc. (USA) /1/ /2/                                    745,000        12,758        .19
APCOA Parking AG (Germany) /2/                                                               120,800        12,191        .18
Outdoor Systems, Inc. (USA) /1/                                                              250,000        11,750        .18
National TechTeam, Inc. (USA) /1/                                                            400,000        10,850        .16
Vanstar Financing Trust, 6.75% convertible preferred (USA) /4/                               132,000         6,831
Vanstar Corp. /1/                                                                            150,000         3,638        .16
Strategic Distribution, Inc. (USA) /1/ /2/                                                 1,890,000         9,568        .14
Abacus Direct Corporation (USA)  /1/                                                         402,000         8,442        .13
Corporate Services Group PLC (United Kingdom) /4/                                          3,010,398         8,005        .12
US Order, Inc. (USA) /1/                                                                     670,000         7,956        .12
Registry, Inc. (USA) /1/                                                                     200,000         7,600        .12
SCB Computer Technology, Inc. (USA) /1/ /2/                                                  374,900         7,311        .11
United Waste Systems, Inc. (USA)/1/                                                          200,000         6,950        .11
Vincam Group, Inc. (USA) /1/                                                                 170,000         6,503        .10
UroCor, Inc. (USA) /1/                                                                       500,000         6,313        .10
American Residential Services, Inc. (USA) /1/                                                326,500         6,244        .09
Thomas Group, Inc. (USA)/1/ /2/                                                              388,500         5,439        .08
American Disposal Services, Inc. (USA) /1/                                                   300,000         5,437        .08
Filofax Group PLC (United Kingdom) /2/                                                     1,956,000         4,956        .07
International Container Terminal Services, Inc., 5.00% convertible
 debentures 2001 (Philippines)                                                            $5,500,000         4,758        .07
Air & Water Technologies Corp., Class A (USA)/1/                                             658,500         4,692        .07
MDC Corp., Class A (Canada)/1/                                                               433,333         4,408        .07
Katz Media Group, Inc. (USA) /1/                                                             482,300         4,280        .06
Staff Builders, Inc., Class A (USA) /1/                                                    1,180,000         3,577        .05
Pittston Brinks (USA)                                                                        100,000         3,137        .05
UNC Inc. (USA)/1/                                                                            350,000         3,106        .05
Triple P NV (Netherlands) /1/                                                                765,000         3,012        .04
Goldsborough Healthcare PLC (United Kingdom)                                                 980,000         2,192        .03
DII Group, Inc. (USA) /1/                                                                    100,000         2,075        .03
GNI Group, Inc. (USA)/1/                                                                     290,000         1,776        .03
OzEmail Ltd. (American Depositary Receipts) ( Australia) /1/                                 194,000         1,770        .03
Bell & Howell Holdings Co. (USA) /1/                                                          40,000         1,270        .02

Electronic Components - 4.10%
Microchip Technology Inc. (USA) /1/ /2/                                                    1,700,000        63,537        .96
Lattice Semiconductor Corp. (USA) /1/                                                        900,000        25,987        .39
Flextronics International Ltd. (USA-Incorporated in Singapore)/1/ /2/                        825,000        22,791        .35
Cypress Semiconductor Corp. (USA) /1/                                                      1,700,000        21,250        .32
ANTEC Corp. (USA)/1/ /2/                                                                   1,370,000        20,036        .30
VLSI Technology, Inc. (USA)/1/                                                             1,200,000        19,500        .30
Littelfuse, Inc. (USA) /1/                                                                   456,200        17,678        .27
Wyle Electronics (USA)                                                                       382,300        12,281        .19
Micrel,  Inc. (USA) /1/ /2/                                                                  475,000        11,281        .17
Etec Systems,  Inc. (USA) /1/                                                                300,000        10,200        .15
ASM Pacific Technology Ltd. (Hong Kong)                                                   11,969,000         9,596        .15
Level One Communications, Inc. (USA) /1/                                                     243,000         8,323        .13
Western Digital Corp. (USA)/1/                                                               200,000         8,025        .12
Micro Linear Corp. (USA)/1/ /2/                                                              807,500         6,359        .10
Park Electrochemical Corp. (USA)                                                             240,000         4,890        .07
Rogers Corp. (USA)/1/                                                                        140,000         3,447        .05
Quantum Corp. (USA)/1/                                                                       145,300         2,552        .04
ROSS Technology, Inc. (USA) /1/                                                              314,500         2,005        .03
First Pacific Networks, Inc. (USA)/1/                                                        850,000           930        .01

Energy Sources - 3.78%
Abacan Resource Corp. (Canada)/1/  /2/                                                     5,159,400        35,276        .53
California Energy Co., Inc. (USA)/1/                                                         750,000        23,906        .36
QCT Resources Ltd. (Australia)                                                            16,444,073        23,165        .35
Premier Oil PLC (UNITED KINGDOM)                                                          50,472,549        22,698        .34
Clyde Petroleum PLC (United Kingdom)                                                      19,500,000        21,961        .33
Hardy Oil & Gas PLC (United Kingdom)                                                       4,715,100        21,057        .32
ELAN Energy Inc. (Canada)/1/                                                               2,035,000        18,386        .29
Chauvco Resources Ltd., Class A  (Canada)                                                  1,718,000        13,944        .21
Cabre Exploration Ltd. (Canada)/1/ /2/                                                       993,400        13,864        .21
Paramount Resources Ltd. (Canada) /2/                                                        831,000        11,903        .18
Stampeder Exploration Ltd. (Canada) /2/                                                    2,780,000        11,333        .17
Novus Petroleum Ltd. (Australia)                                                           4,779,661         8,322        .13
Cimarron Petroleum Ltd. (Canada) /1/ /2/                                                     723,400         8,236        .12
Ramco Energy PLC (United Kingdom)                                                            575,000         5,783        .09
Anzoil NL (AUSTRALIA) /1/ /2/                                                             40,600,000         4,980        .08
Oil Search Ltd.  (Australia) /4/                                                           2,300,000         2,858        .04
Orbit Oil & Gas Ltd. (Canada) /2/                                                          2,681,000         2,127        .03

Leisure & Tourism - 3.78%
Village Roadshow Ltd. (Australia)                                                          8,201,596        36,867
Village Roadshow Ltd., 5.50% preferred shares, Class A                                     5,336,602        16,894        .81
Trump Hotels & Casino Resorts, Inc. (USA) /1/                                                950,000        22,087        .34
Rio Hotel & Casino, Inc. (USA)/1/ /2/                                                      1,382,700        21,778        .33
AAPC Ltd. (Australia) /2/ /4/                                                             31,116,337        19,700        .30
J D Wetherspoon PLC (United Kingdom)                                                       1,040,987        17,097        .26
Four Seasons Hotels Inc. (Canada)                                                            822,149        14,554        .22
CINAR Films Inc., Class B (Canada) /1/                                                       500,000        13,031        .20
Imax Corp. (Canada) /1/                                                                      360,000        12,105        .18
Station Casinos, Inc. (USA) /1/                                                            1,005,000        12,060        .18
Capital Corp. PLC (United Kingdom)                                                         3,000,000         8,775        .13
Alliance Communications Corp., non-voting shares, Class B (Canada) /1/                       420,200         4,753
Alliance Communications Corp., Class A /1/ /2/                                               316,000         3,540        .13
Spelling Entertainment Group Inc. (USA)/1/                                                 1,000,000         7,500        .11
Mandarin Oriental International Ltd. (Singapore)                                           4,040,217         5,980        .09
Morton's Restaurant Group, Inc. (USA) /1/ (Formerly Quantum Restuarant Group)                315,000         5,512        .08
Savoy Pictures Entertainment, Inc. (USA) /1/ /2/                                           1,950,000         4,875        .07
Gaumont SA (France)                                                                           69,411         4,811        .07
Aristocrat Leisure (Australia) /1/                                                         1,570,440         4,412        .07
Golden Harvest Entertainment (Holdings) Ltd. (Hong Kong)                                  10,400,000         3,261        .05
All American Communications, Inc., Class B (USA) /1/                                         370,000         3,145        .05
Filmes Lusomundo, SA, preferred shares (Portugal)                                            292,500         2,262        .04
MovieFone, Inc., Class A (USA)/1/                                                            360,000         1,710        .03
Premiere Radio Networks, Inc., Class A (USA) /1/                                             135,000         1,451        .02
Ameristar Casinos, Inc. (USA)/1/                                                             257,500         1,416        .02

Energy Equipment - 3.46%
Reading & Bates Corp. (USA)/1/                                                             2,350,000        63,744        .96
Camco International, Inc. (USA) /2/                                                        1,575,000        58,865        .89
Smedvig ASA, Class A (Norway)                                                              1,245,000        25,665
Smedvig ASA, non-voting shares, Class B                                                      311,250         5,770        .48
COFLEXIP SA (American Depositary Receipts)(France) /1/                                       749,800        16,308        .25
Atwood Oceanics, Inc. (USA) /1/ /2/                                                          360,000        15,840        .24
Shaw Industries Ltd., Class A (Canada)                                                       595,000         8,741        .13
Precision Drilling Corp., Class A (Canada)                                                   326,800         8,582        .13
Babcock International Group PLC (United Kingdom) /2/                                       9,822,285         8,450        .13
Ensign Resource Service Group Inc. (Canada)                                                  682,300         7,142        .11
Varco International, Inc. (USA) /1/                                                          318,000         5,605        .08
Weatherford Enterra, Inc. (USA) /1/                                                          135,200         3,701        .06

Chemicals - 3.28%
Airgas, Inc. (USA)/1/                                                                      1,844,200        46,797        .71
Valspar Corp. (USA)                                                                          578,000        28,467        .43
Polymer Group, Inc. (USA) /1/                                                              1,285,000        17,990        .27
OM Group, Inc. (USA)                                                                         400,000        15,200        .23
Kalon Group PLC (United Kingdom)                                                           8,030,000        14,256        .22
McWhorter Technologies, Inc. (USA)/1/ /2/                                                    706,000        13,767        .21
Cambrex Corp. (USA)                                                                          361,300        12,239        .19
Holliday Chemical Holdings PLC (United Kingdom)                                            4,912,500        10,988        .17
Ferro Corp. (USA)                                                                            350,000         9,450        .14
Mycogen Corp. (USA) /1/                                                                      641,000         9,134        .14
Armor All Products Corp. (USA)                                                               550,000         8,800        .13
Sociedad Espanola de Carburos Metalicos, SA (Spain)                                          164,696         7,300        .11
NuCo2 Inc. (USA) /1/                                                                         330,000         6,847        .10
RPM, Inc. (USA)                                                                              412,500         6,806        .10
Landec Corp. (USA) /1/ /2/                                                                   690,000         6,727        .10
Epicore Network Inc. (Canada) /2/                                                          1,405,000         2,064        .03

Miscellaneous Materials & Commodities - 3.09%
Hoganas Eldfast AB, Class B (Sweden)                                                       1,515,000        47,115        .71
Intertape Polymer Group Inc. (Canada) /2/                                                  1,500,000        33,562        .51
Delta and Pine Land Co. (USA) /2/                                                          1,125,400        32,918        .50
Sealed Air Corp. (USA)/1/                                                                    400,000        14,900        .23
SGL Carbon AG (Germany)                                                                      100,000        11,664        .18
PT Mulia Industrindo (Indonesia)                                                          11,560,000        11,565        .18
Forsheda AB, Class B (Sweden)                                                                450,000        11,005        .17
Sinocan Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                               24,314,000        10,848        .16
Carbide/Graphite Group, Inc. (USA)/1/ /2/                                                    511,800         9,404        .14
Ashton Mining Ltd. (Australia - Incorporated in Bermuda)                                   6,100,000         8,834        .13
Penn Engineering & Manufacturing Corp.,  non-voting shares (USA)                             400,000         7,000        .10
PT PP London Sumatra  (Indonesia)                                                          2,248,500         5,563        .08

Transportation: Rail & Road - 2.93%
Wisconsin Central Transportation Corp. (USA)/1/                                            2,274,300        81,591       1.23
USFreightways Corp. (USA) /2/  (Formerly TNT Freightways Corp)                             1,350,000        27,675        .42
Swift Transportation Co., Inc. (USA)/1/                                                      950,000        20,841        .32
Werner Enterprises, Inc. (USA)                                                             1,275,000        20,400        .31
M.S. Carriers, Inc. (USA)/1/ /2/                                                             837,000        16,112        .24
United TransNet, Inc. (USA) /1/ /2/                                                          492,000         8,487        .13
Tranz Rail Holdings Ltd.(American Depositary Receipts) (New Zealand)                         504,000         7,308        .11
TNT Ltd. (Australia)/1/                                                                    4,076,379         5,194
TNT Ltd., 8.00% convertible preferred                                                      1,316,100         1,854        .11
Nippon Konpo Unyu Soko Co., Ltd. (Japan)                                                     460,000         3,811        .06

Banking - 2.53%
First Financial Corp. (USA)                                                                1,000,000        24,000        .36
Keystone Financial, Inc. (USA)                                                               787,500        19,688        .30
Associated Banc-Corp (USA)                                                                   423,600        17,103        .26
Central Fidelity Banks, Inc. (USA)                                                           551,250        13,368        .20
Collective Bancorp, Inc. (USA)                                                               464,800        13,247        .20
Safra Republic Holdings SA (Luxembourg)                                                      112,000        13,203        .20
Hibernia Corp., Class A (USA)                                                              1,100,000        12,512        .19
FirstMerit Corp. (USA)                                                                       340,000        10,880        .16
Banco de Galicia y Buenos Aires SA, Class B,  (American Depositary Receipts)
 (Argentina)                                                                                 467,000        10,216        .15
Washington Federal Savings and Loan Assn. (USA)                                              389,317         9,198        .14
Jefferson BankShares, Inc. (USA)                                                             296,500         8,061        .12
Dah Sing Financial Holdings Ltd. (Hong Kong)                                               2,170,000         7,633        .12
International Bank of Asia Ltd. (Hong Kong)                                               10,497,000         6,346        .10
Sterling Financial Corp. (USA) /1/                                                           138,000         1,880        .03

Machinery & Engineering - 2.30%
Svedala Industri AB (Sweden)                                                               1,300,000        22,569        .34
Crompton & Knowles Corp. (USA)                                                             1,262,200        20,669        .31
Thermo Fibertek Inc. (USA)/1/                                                              1,480,100        19,426        .30
Greenfield Industries, Inc. (USA)                                                            761,900        18,286        .28
UMW Holdings Bhd. (Malaysia)                                                               4,655,000        17,925        .27
AGCO Corp. (USA)                                                                             600,000        15,300        .23
Kalmar Industries AB (American Depositary Receipts)(Sweden) /2/ /4/                          625,600         9,597
Kalmar Industries AB /2/                                                                     134,500         2,091        .18
Toolex Alpha N.V. (Netherlands) /1/                                                          470,000        10,575        .16
Thermo Power Corp. (USA)/1/                                                                  485,000         4,668        .07
Miura Co., Ltd. (Japan)                                                                      250,000         4,034        .06
Valmont Industries, Inc. (USA)                                                               113,700         3,880        .06
Allied Products Corp. (USA)                                                                  105,400         2,635        .04

Electronic Instruments - 2.11%
CIDCO Inc. (USA)/1/ /2/                                                                      913,000        18,945        .29
Plantronics, Inc. (USA)/1/ /2/                                                               500,000        18,812        .28
Trimble Navigation Ltd. (USA) /1/                                                            756,900        12,583        .19
LoJack Corp. (USA)/1/ /2/                                                                  1,145,000        12,452        .19
ThermoQuest Corp. (USA) /1/                                                                  730,000         9,764        .15
C-COR Electronics, Inc. (USA)/1/ /2/                                                         600,000         9,750        .15
TSX Corp.(USA) /1/                                                                           653,850         9,317        .14
Milltronics Ltd. - Milltronics Ltee (Canada)                                                 290,000         8,787        .13
Lumonics Inc. (Canada)/1/                                                                    435,000         8,627        .13
Horiba Ltd. (Japan)                                                                          650,000         7,984        .12
Fluke Corp. (USA)                                                                            200,000         7,375        .11
Discreet Logic Inc. (Canada) /1/                                                             923,200         7,039        .11
Pinnacle Systems, Inc. (USA) /1/ /2/                                                         470,000         5,757        .09
Voice Control Systems, Inc. (USA) /1/                                                        247,000         1,482        .02
Microwave Power Devices, Inc. (USA) /1/                                                      250,000           766        .01

Telecommunications - 2.06%
Brooks Fiber Properties, Inc. (USA) /1/                                                      980,000        28,175        .43
International CableTel Inc. (USA)/1/                                                       1,009,466        25,868        .39
Mobile Telecommunication Technologies Corp. (USA) /1/                                      1,084,900        17,087        .26
Octel Communications Corp. (USA)/1/                                                          500,000        14,500        .22
ICG Holdings, Inc.  (Canada) /1/                                                             620,300        13,026        .20
McLeod, Inc., Class A (USA) /1/                                                              392,700        12,959        .20
MIH Holdings Ltd. (South Africa)                                                           1,405,300         6,136        .09
MIDCOM Communications Inc. (USA) /1/                                                         347,700         4,781        .07
Pilipino Telephone Corp. (Philippines)/1/                                                  3,125,000         4,294        .07
Centennial Cellular Corp. (USA)/1/                                                           300,000         4,087        .06
Vanguard Cellular Systems, Inc. (USA)/1/                                                     150,000         2,906        .04
M-CELL (South Africa)                                                                      2,500,400         2,261        .03
Digicall Group Ltd. (Australia) /1/ /3/                                                    6,925,000             -        .00

Data Processing & Reproduction - 1.94%
Macromedia, Inc. (USA) /1/                                                                   914,200        18,970        .29
Avid Technology, Inc. (USA)/1/ /2/                                                         1,325,000        18,053        .27
Mentor Graphics Corp. (USA)/1/                                                             1,550,000        13,756        .21
Edify Corp. (USA) /1/                                                                        650,000        13,162        .20
Altron Inc. (USA) /1/ /2/                                                                    915,000        12,352        .19
Cerner Corp. (USA) /1/                                                                       748,500        11,602        .17
PictureTel Corp. (USA) /1/                                                                   300,000        10,575        .16
Cylink Corp. (USA) /1/                                                                       715,000        10,278        .16
Wonderware Corp. (USA) /1/                                                                   658,000         6,745        .10
Crystal Dynamics, Inc., convertible preferred, Series D (USA) /1/ /3/ /4/                    533,334         4,000        .06
Global Village Communications, Inc. (USA) /1/                                                400,000         3,250        .05
Datalogix International Inc. (USA) /1/                                                       273,000         2,116        .03
Architel Systems Corp. (Canada)                                                              226,500         1,763        .03
Innovus Corp. (USA) /1/ /4/                                                                  118,625           712        .01
Intelligroup,  Inc. (USA) /1/                                                                 42,500           590        .01
Radius Inc. (USA) /1/                                                                            383             1        .00

Transportation: Shipping - 1.87%
ICB Shipping AB, Class B (Sweden)                                                          1,667,000        19,755        .30
Skibsaksjeselskatet Storli, Class A (Norway)                                                 540,000         8,972
Skibsaksjeselskatet Storli, Class B (Norway)                                                 455,000         7,350        .25
Stolt-Nielsen SA, Class B (American Depositary Receipts) (Multinational)                   1,040,000        16,250        .25
Orient Overseas (International) Ltd. (Hong Kong - Incorporated in Bermuda)                21,715,000        15,726        .24
Bona Shipholding Ltd. (Norway)                                                               880,200        10,427        .16
Nordstrom & Thulin AB, Class B (Sweden) /1/                                                3,278,300         8,958        .13
Wah Kwong Shipping Holdings Ltd. (Hong Kong)                                               5,258,500         7,888        .12
Irish Continental Group PLC (Ireland)                                                      1,025,000         7,877        .12
Benor Tankers Ltd. (Norway)/1/                                                               960,000         5,760        .09
IMC Holdings Ltd. (Hong Kong)                                                              8,198,000         4,612        .07
Nordic American Tanker Shipping Ltd., warrants, expire /1/997 (Bermuda) /1/                  762,000         3,619        .05
William, Gothong & Aboitiz, Inc. (Philippines) (Formerly William Lines, Inc.)             14,100,000         3,229        .05
Silja Oy AB, Class A (Finland)/1/                                                            362,000         2,775        .04

Industrial Components - 1.86%
Federal-Mogul Corp. (USA)                                                                    975,000        20,597        .31
Cardo AB (Sweden)                                                                            914,717        20,299        .31
Material Sciences Corp. (USA) /1/ /2/                                                      1,000,000        17,000        .26
Bearings, Inc. (USA)                                                                         574,000        16,215        .25
Kolbenschmidt AG (Germany)/1/                                                              1,145,900        14,192        .21
Standard Products Co. (USA)                                                                  507,600        12,817        .19
Lear Seating Corp. (USA)/1/                                                                  352,300        11,626        .18
Innovative International (Holdings) Ltd. (Hong Kong)                                      18,156,000         5,870        .09
Finnveden Invest AB, Class B (Sweden)                                                        300,000         4,144        .06

Multi-Industry - 1.67%
SA D'Ieteren NV (Belgium)                                                                    203,883        33,751
SA D'Ieteren NV, VVPR                                                                         13,883             2        .51
Industriforvaltnings AB Kinnevik, Class B  (Sweden)                                          884,000        23,088
Industriforvaltnings AB Kinnevik, Class A                                                    203,440         5,252        .43
Amalgamated Holdings Ltd. (Australia)                                                      3,157,280        18,415
Amalgamated Holdings Ltd., 5.00% convertible preferred                                       265,000         7,550        .39
Corporacion Financiera Alba, SA (Spain)                                                      178,449        14,873        .23
Aboitiz Equity Ventures (Philippines)                                                     57,568,940         7,471        .11

Insurance - 1.61%
Fairfax Financial Holdings Ltd. (Canada)/1/ /4/                                              272,700        51,599        .78
Transatlantic Holdings, Inc. (USA)                                                           225,000        15,300        .23
Harleysville Group Inc. (USA)                                                                375,000         9,750        .15
Irish Life PLC (Ireland)                                                                   2,194,398         8,822        .13
Liberty Corp. (USA)                                                                          200,000         7,025        .11
Selective Insurance Group, Inc. (USA)                                                        195,000         6,532        .10
Nelson Hurst PLC (United Kingdom)                                                          1,435,000         4,265        .06
NAC Re Corp. (USA)                                                                            87,200         3,139        .05

Metals:  Nonferrous - 1.32%
Capral Aluminium Ltd. (Australia)                                                          8,954,587        27,284        .41
ERAMET (France)/4/                                                                           288,712        17,223        .26
Century Aluminum Co. (USA)                                                                   900,000        13,275        .20
QNI Ltd. (Australia)                                                                       6,211,900        13,028        .20
Asturiana de Zinc, SA (Spain)/1/                                                           1,640,000        11,369        .17
Arcon International Resources PLC (Ireland)                                                9,798,000         5,287        .08

Recreation & Other Consumer Products - 1.19%
WMS Industries Inc. (USA)/1/                                                                 600,000        16,200        .25
ACTIVISION, Inc. (USA)/1/ /2/ /4/                                                            900,000        12,712        .19
Acclaim Entertainment, Inc. (USA)/1/                                                       1,640,000        12,710        .19
Maxis, Inc. (USA) /1/ /2/                                                                    630,000         8,820        .13
Lewis Galoob Toys, Inc. (USA) /1/                                                            250,000         7,313        .11
Koei Co., Ltd. (Japan)                                                                       234,900         6,192        .09
Pacific Concord Holding Ltd. (Hong Kong)                                                  14,242,200         3,334
Pacific Concord Holding Ltd., 4.75% convertible debentures 1998                           $3,000,000         2,670        .09
Infogrames Entertainment (France)                                                             36,000         5,165        .08
Rawlings Sporting Goods Co., Inc. (USA)/1/                                                   380,000         3,658        .06

Financial Services - 1.17%
Newcourt Credit Group Inc. (Canada) /2/                                                    1,515,000        39,728        .60
OM Gruppen AB (Sweden) /2/                                                                 1,443,100        37,799        .57

Beverages & Tobacco - 1.17%
Canandaigua Wine Co., Inc.,  Class A (USA) /1/                                               784,000        16,268        .25
Brau-Union Goss-Reininghaus-Osterreichische Brau AG (Austria)                                271,800        16,230        .25
Matthew Clark PLC (United Kingdom)                                                         2,699,759        14,253        .21
Guinness Anchor Bhd. (Malaysia)                                                            5,660,000        13,551        .20
BBAG Oest Brau-Betl (Austria)                                                                195,770        12,401        .19
San Miguel Brewery Hong Kong Ltd. (Hong Kong)                                             11,600,000         4,613        .07

Food & Household Products - 1.15%
Smithfield Foods, Inc. (USA) /1/                                                             600,000        18,675        .28
Metro-Richelieu Inc., Class A (Canada)                                                     1,275,000        18,262        .28
Hazlewood Foods PLC (United Kingdom)                                                       7,500,000        11,321        .17
Geest PLC (United Kingdom)                                                                 2,250,000         8,271        .12
Cultor Ltd. (Finland)                                                                        132,500         7,111        .11
Rykoff-Sexton, Inc. (USA)                                                                    450,000         6,469        .10
Berisford International PLC (United Kingdom)                                               3,000,000         5,631        .09

Utilities: Electric & Gas - 0.80%
Australian Gas Light Co. (Australia)                                                       3,895,920        20,966        .32
Hub Power Co. Ltd. (Global Depositary Receipts)(Pakistan)/1/ /4/                             723,909        14,840        .22
Espoon Sahko Oy (Finland)                                                                    510,900        10,967        .17
Capex SA, Class A (Global Depositary Receipts)(Argentina) /4/                                384,200         5,859        .09

Building Materials & Components - 0.77%
Futuris Corp. Ltd. (Australia)                                                            10,332,382        12,184        .19
Puerto Rican Cement Co., Inc. (USA) /2/                                                      371,000        10,666        .16
Apasco, SA de CV (Mexico)                                                                  1,322,620         9,090        .14
Lafarge Corp. (USA)                                                                          402,800         7,502        .11
Companhia Cimento Portland Itau, preferred shares (Brazil)                                23,200,000         6,181        .09
Falcon Building Products, Inc., Class A (USA)/1/                                             390,000         5,070        .08

Textiles & Apparel - 0.62%
Wolford Group (Austria)                                                                       92,000        23,483        .36
Saha-Union Corp. Ltd. (Thailand)                                                           6,660,000         8,779        .13
PT Indo-Rama Synthetics (Indonesia)                                                        2,052,000         6,115        .09
Phillips-Van Heusen Corp. (USA)                                                              250,000         2,781        .04

Electrical & Electronics - 0.61%
Tee-Comm Electronics Inc. (Canada)                                                         1,043,200         8,812
Tee-Comm Electronics Inc., warrants, expire 1996 /1/                                         300,000           187        .14
SR Telecom Inc. (Canada)                                                                   1,500,000         8,704        .13
ERG Ltd. (Australia)                                                                       8,178,961         7,832        .12
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                       2,120,000         4,853        .07
MagneTek, Inc. (USA)/1/                                                                      400,000         4,600        .07
Elsag Bailey Process Automation NV (Netherlands) /1/                                         160,500         3,431        .05
Gilat Satellite Networks Ltd. (Israel) /1/                                                   100,000         1,763        .03

Construction & Housing - 0.50%
Ryland Group, Inc. (USA) /2/                                                                 939,700        13,978        .21
plettac AG (Germany)                                                                          49,332        10,668        .16
Corporacion Geo, SA de CV, Class B (Mexico)                                                1,751,568         8,134        .13

Appliances & Household Durables - 0.45%
Gemstar International Group Ltd. (USA) /1/                                                   673,700        19,874        .30
Protection One, Inc. (USA) /1/ /2/                                                           795,000        10,037        .15

Aerospace & Military Technology - 0.44%
Thiokol Corp. (USA)                                                                          400,000        18,750        .28
CAE Industries Ltd. (Canada)                                                               1,376,100        10,563        .16

Wholesale & International Trade - 0.44%
Brightpoint, Inc. (USA) /1/ /2/                                                              710,000        17,129        .26
Kamei Corp. (Japan)                                                                          483,000         5,716        .09
Thompson PBE, Inc. (USA) /1/                                                                 415,000         4,150        .06
Finning Ltd. (Canada)                                                                        120,000         2,204        .03

Metals: Steel - 0.34%
Tubos de Acero de Mexico, SA  (American Depositary Receipts)(Mexico)/1/                    1,000,000        10,875        .17
Siderca SAIC (Argentina)                                                                   6,400,000         9,538        .14
Nippon Denro Ispat Ltd., 3.00% convertible debentures 2001 (India)                        $4,700,000         2,232        .03

Forest Products & Paper - 0.28%
Caraustar Industries, Inc. (USA)                                                             625,000        18,555        .28

Automobiles - 0.11%
Mahindra & Mahindra Ltd., 5.00% convertible debentures 2001 (India)                       $6,660,000         7,018        .11

Gold Mines - 0.10%
Golden Shamrock Mines Ltd. (Australia) /1/                                                 9,000,000         6,766        .10

Real Estate - 0.10%
Cadiz Land Co., Inc. (USA)/1/ /2/ /4/                                                      1,290,000         6,450        .10

Transportation: Airlines - 0.06%
PR Holdings, Inc., subscription rights (Philippines)/1/ /3/ /4/                            1,730,000         2,188        .03
Philippine Airlines Inc. 25% Paid (Philippines)  /3/                                      39,175,311         1,869        .03

Miscellaneous - 4.60%
Other equity-type securities in initial period of acquisition                                              303,644       4.60
                                                                                                      ----------- -----------
TOTAL EQUITY-TYPE SECURITIES (cost: $4,840,598,000)                                                      5,676,614      85.92
                                                                                                      ----------- -----------



SHORT-TERM SECURITIES

Corporate Short-Term Notes - 12.55%
Bayer AG 5.29%-5.33% due 10/10-11/14/96                                                    $ 72,000         71,623       1.08
General Electric Capital Corp. 5.30%-5.80% due 10/1-11/22/96                                  65,800        65,411        .98
Canadian Imperial Holdings Inc. 5.285%-5.30% due 10/7-10/28/96                                62,000        61,782        .94
Halifax Building Society 5.30%-5.34% due 11/14-11/26/96                                       50,400        50,002        .76
Sony Capital Corp. 5.29%-5.44% due 10/17-11/25/96                                             50,000        49,716        .75
Canadian Wheat Board 5.28%-5.30% due 11/18-11/25/96                                           50,000        49,604        .75
Toyota Motor Credit Corp. 5.27%-5.37% due 10/23-12/17/96                                      48,000        47,569        .72
Ford Credit Europe PLC 5.30% due 10/31-11/1/96                                                44,700        44,491        .67
Daimler-Benz North America Corp. 5.34%-5.42% due 11/15-12/11/96                               39,000        38,655        .59
Glaxo Wellcome PLC 5.36%-5.37% due 11/8-11/19/96                                              38,000        37,758        .57
International Lease Finance Corp. 5.27%-5.44% due 10/17-12/11/96                              37,200        36,925        .56
Canada Bills 5.37%-5.40% due 10/10-11/12/96                                                   35,400        35,247        .53
Reed Elsevier Inc. 5.37%-5.39% due 10/3-11/22/96                                              35,000        34,872        .53
Svenska Handelsbanken 5.29%-5.43% due 11/18-12/19/96                                          31,700        31,417        .48
National Australia Funding (Delaware) Inc. 5.27%-5.40% due 10/2-11/21/96                      31,400        31,230        .47
Commonwealth Bank of Australia 5.33%-5.34% due 10/21-12/20/96                                 30,825        30,550        .46
Deutsche Bank Financial Inc. 5.28% due 10/21/96                                               24,500        24,424        .37
ABN-AMRO North America Finance Inc. 5.50% due 12/3/96                                         21,400        21,197        .32
American Express Credit Corp. 5.30% due 10/11-10/21/96                                        21,000        20,950        .32
Wool International 5.29%-5.45% due 10/10-12/9/96                                              21,000        20,881        .32
Ford Motor Credit Co. 5.30% due 10/16/96                                                      13,200        13,169        .20
Commerzbank U.S. Finance Inc. 5.50% due 12/6/96                                               11,700        11,584        .18

Certificates of Deposit - 0.88%
Societe Generale 5.33%-5.38% due 10/17-11/7/96                                                43,000        42,996        .65
Bayerische Hypotheken-und Wechsel-Bank AG 5.60% due 10/9/96                                   15,000        15,001        .23

Federal Agency Discount Notes - 0.54%
Federal National Mortgage Assn. 5.36%-5.38% due 10/28-12/19/96                                23,500        23,298        .35
Federal Home Loan Mortgage Corp. 5.37% due 11/13/96                                           12,500        12,420        .19

                                                                                                      -----------   --------
TOTAL SHORT-TERM SECURITIES (cost: $922,804,000)                                                           922,772      13.97
                                                                                                      -----------   --------
TOTAL INVESTMENT SECURITIES (cost: $5,763,402,000)                                                       6,599,386      99.89

Excess of cash and receivables over payables                                                                 7,711        .11
                                                                                                      -----------   --------
NET ASSETS                                                                                              $6,607,097     100.00
                                                                                                      ===========   ========

/1/  Non-income-producing securities.
/2/  The fund owns the following percentages
(5% or more) of the outstanding voting
securities of the following companies and thus is considered an affiliate as defined in the Investment Company Act of 1940:

COMPANY                                      PERCENT
M.S. Carriers                                  6.98%
McWhorter Technologies                          6.75
Puerto Rican Cement                             6.71
Brightpoint                                     6.62
Thomas Group                                    6.61
APCOA Parking                                   6.57
Rio Hotel & Casino                              6.52
Franklin Quest                                  6.51
Anzoil                                          6.50
i-STAT                                          6.50
Micro Linear                                    6.50
Orbit Oil & Gas                                 6.50
ACTIVISION                                      6.49
Camco International                             6.49
Filofax Group                                   6.49
Material Sciences                               6.49
Savoy Pictures Entertainment                    6.49
Landec                                          6.47
KeraVision                                      6.44
Alliance Communications                         6.42
NETCOM On-Line Communication
  Services                                      6.42
Strategic Distribution                          6.42
Data Broadcasting                               6.40
CIDCO                                           6.37
Epicore Network                                 6.37
Carbide/Graphite Group                          6.34
PathoGenesis                                    6.32
Cardiovascular Diagnostics                      6.29
Pinnacle Systems                                6.29
KCI Konecranes International                    6.28
Avid Technologies                               6.26
C-COR Electronics                               6.24
Intertape Polymer Group                         6.24
Protection One                                  6.24
Flextronics International                       6.22
OM Gruppen                                      6.12
Technical Chemicals and Products                6.10
Garden Botanika                                 6.08
Plantronics                                     6.08
Cadiz Land                                      6.06
Altron                                          6.02
CIMA LABS                                       6.02
USFreightways                                   5.99
ANTEC                                           5.98
Chrysalis Group                                 5.95
Ryland Group                                    5.95
Kalmar Industries                               5.94
Cabre Exploration                               5.91
Babcock International                           5.80
Stampeder Exploration                           5.79
Genelabs Technologies                           5.74
Abacan Resources                                5.67
Fabri-Centers of America                        5.66
Maxis                                           5.66
AnnTaylor                                       5.63
Cimarron Petroleum                              5.56
Zale                                            5.40
Atwood Oceanics                                 5.38
Paragon Trade Brands                            5.37
Delta and Pine Land                             5.36
VISX                                            5.36
AAPC                                            5.35
SCB Computer Technology                         5.34
LoJack                                          5.30
IDEC Pharmaceuticals                            5.29
Gymboree                                        5.25
United TransNet                                 5.25
Paramount Resources                             5.23
T Cell Sciences                                 5.21
Micrel                                          5.16
Newcourt Credit Group                           5.10
ImClone Systems                                 5.02
Microchip Technology                            5.02

/3/  Valued under procedures established by
 the Board of Directors
/4/  Purchased in a private placement
transaction; resale to the public may
require registration or sale only to
qualified institutional buyers.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1996

Abacus Direct
Ackerley Communication
Acuson
All American Communications
Altron
American Disposal Services
American Residental Services
Anzoil
APS Holding
Architel Systems
Arcon International Resources
Aristocrat Leisure
Associated Bancorp
Banco De Galicia
Barnett
Berisford International
Canandaigua Wine
Capital
Cardiovascular Diagnostics
Chauvco Resources
Companhia Cimento Portland Itau
CIMA LABS
Corporate Services Group
Cultor
Datalogix International
Digicall Group
Eastbay
Edify
Ensign Resource Service Group
Etec Systems
Finnveden Invest
Garden Botanika
Garden Ridge
Geest
GelTex Pharmaceuticals
Gilat Satellite Netwoks
Gilead Sciences
Golden Harvest Entertainment
Grupo Radio Centro
Guinness Anchor
Gymboree
Henry Schein
Heritage Media
Hornbach Holding
i- STAT
Infogrames Entertainment
Intelligroup
Intercardia
Investic Consultador
Jefferson BankShares
Leslie's Poolmart
Level One Communication
London Sumatra
Mac Frugal's Bargains
Macromedia
Mahindra & Mahindra
Maxis
McLeod
Metro-Richelieu
Micrel
Microwave Power Devices
Migros Turk
Milltronics
Mobel Walther
Mobile Telecommunications Tehnology
Mycogen
Nasionale Pers Beperk-N
National Techteam
Newcourt Credit
Nordic American Tanker Shipping
NuCo2
Oil Search
Orbit Oil & Gas
Orthodontic Centers of America
Outdooor Systems
OzEmail
PathoGenesis
PDT
Penn Engineering & Manufacturing
Philippine Airlines
PictureTel
Pittston Brink's
Polymer Group
Precision Drilling
Premier Oil
Premiere Radio Networks
Radius
Ramco Energy
Registry
Rhoen-Klinikum
Saha-Union
SCB Computer Technology
Schibsted
Shaw Industries
Siderca
Southern Star Group
Spine-Tech
SR Telecom
Staff Builders
Storli
Strategic Distribution
Technical Chemicals and Products
Toolex Alpha
Tranz Rail Holding
UroCor
Vertex Pharmaceuticals
Vincam Group
Virbac
VIVUS
Voice Control Systemss
Wegener
Wyle Electronics

EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH  31, 1996

Ampolex
Arbor Drugs
Ashland Coal
Associated Group
Atlantic Tele-Network
AUDIOFINA
Autoliv
Autologic Information International
Avesta Sheffield
Aztar
Bally Entertainment
Blenheim Group
British-Borneo Petroleum Syndicate
CBT Group
Cemex
Chen Hson Holdings
City National
Continental Waste Industries
Crisplant Industries
Energy BioSystems
First Pacific
Genetics Institute
Hologic
Isis Pharmaceuticals
Jungheinrich
Landmark Graphics
Mercantile Bancorporation
Mutual Risk Management
Nowsco Well Service
Omnicare
On Assignment
Open Text
Pacific Basin Bulk Shipping
Quebecor Printing
Renaissance Communications
Robert Half International
SCI Systems
SEB
Showboat
Sinclair Broadcast Group
Siu-Fung Ceramics Holdings
Spectra-Physics
Steinbrecher
TCA Cable TV
Tech Data
Telephone and Data Systems
Tingyi (Cayman Islands) Holding
Transaction Systems Architects
Transocean Drilling
UGC Droits Audiovisuels
Viking Office Products
Vitesse Semiconductor
Washington Mutual Savings Bank
Westcott Communications
Western Waste Industries
World Houseware (Holdings)
Yip's Hang Cheung (Holdings)
Young Broadcasting
Z Groupe Zannier
Zhenhai Refining & Chemical

SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------              ------------    ------------
Statement of Assets and Liabilities
at September 30, 1996                                  (dollars in      thousands)
----------------------------------------              ------------    ------------
Assets:
Investment securities at market
 (cost: $5,763,402)                                                     $6,599,386
Cash                                                                        11,271
Receivables for -
 Sales of investments                                      $40,741
 Sales of fund's shares                                     17,731
 Dividends and accrued interest                              7,022          65,494
                                                      ------------    ------------
                                                                         6,676,151
Liabilities:
Payables for -
 Purchases of investments                                   60,642
 Repurchases of fund's shares                                3,529
 Management services                                         3,607
 Accrued expenses                                            1,276          69,054
                                                      ------------    ------------
Net Assets at September 30, 1996 -
 Equivalent to $26.92 per share on
 245,391,124 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                    $6,607,097
                                                                      ============


Statement of Operations
for the year ended September 30, 1996                  (dollars in      thousands)
----------------------------------------              ------------    ------------
Investment Income:
Income:
 Dividends                                               $  46,605
 Interest                                                   51,069       $  97,674
                                                      ------------
Expenses:
 Management services fee                                    37,904
 Distribution expenses                                      12,769
 Transfer agent fee                                          5,701
 Reports to shareholders                                       301
 Registration statement and
  prospectus                                                   687
 Postage, stationery and supplies                            1,112
 Directors' fees                                               109
 Auditing and legal fees                                        74
 Custodian fee                                               1,412
 Taxes other than federal income tax                           110
 Other expenses                                                201          60,380
                                                      ------------    ------------
 Net investment income                                                      37,294
                                                                      ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                          595,514
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                         703,887
 End of year                                               835,994
                                                      ------------
  Net unrealized appreciation on investments                               132,107
                                                                      ------------

 Net realized gain and unrealized appreciation
  on investments                                                           727,621
                                                                      ------------
Net Increase in Net Assets Resulting
 from Operations                                                          $764,915
                                                                      ============

Statement of Changes in Net
 Assets                                                (dollars in      thousands)
----------------------------------------             -------------   -------------
                                                        Year ended    September 30

                                                              1995            1995
                                                      ------------    ------------
Operations:
Net investment income                                 $     37,294    $     36,956
Net realized gain on investments                           595,514         429,536
Net unrealized appreciation
 on investments                                            132,107         238,836
                                                      ------------    ------------
 Net increase in net assets
  resulting from operations                                764,915         705,328
                                                      ------------    ------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                         (43,854)        (24,819)
Distributions from net realized
 gain on investments                                      (441,715)       (204,948)
                                                      ------------    ------------
 Total dividends and
  distributions                                           (485,569)       (229,767)
                                                      ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
 86,216,034 and 43,202,952
 shares, respectively                                    2,214,661       1,002,339
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 20,219,912 and 10,403,045,
 respectively                                              462,452         217,741
Cost of shares repurchased:
 38,162,440 and 24,592,934
 shares, respectively                                     (974,760)       (566,957)
                                                      ------------    ------------
 Net increase in net assets
  resulting from capital share
  transactions                                           1,702,353         653,123
                                                      ------------    ------------
Total Increase in Net Assets                             1,981,699       1,128,684

Net Assets:
Beginning of year                                        4,625,398       3,496,714
                                                      ------------    ------------
End of year (including undistributed
net investment income: $16,689 and
$23,552, respectively)                                  $6,607,097      $4,625,398
                                                      ============    ============

See Notes to Financial Statements

                              SMALLCAP WORLD FUND
 NOTES TO FINANCIAL STATEMENTS

1. SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the the Board of Directors or a committee there of. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,412,000 includes $182,000 that was paid by these credits rather than in cash.

 2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $835,984,000, of which $1,273,259,000 related to appreciated securities and $437,275,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $595,424,000 on securities transactions. Net gains related to non-U.S. currency transactions of $90,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $5,763,402,000 at September 30, 1996.

3. The fee of $37,904,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $12,769,000. As of September 30, 1996, accrued and unpaid distribution expenses were $925,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,701,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,297,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $87,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated undistributed net realized gain on investments was $556,532,000 and additional paid-in capital was $5,195,428,000. The fund reclassified $303,000 from undistributed net investment income to undistributed net realized gains for the year ended September 30, 1996.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $3,243,669,000 and $1,981,367,000, respectively, during the year ended September 30, 1996.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1996, such non-U.S. taxes were $3,861,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $410,000 for the year ended September 30, 1996.

PER-SHARE DATA AND
RATIOS

                                                    Year ended    September          30
                                           -----         -----        -----       -----      -----
                                            1996          1995         1994        1993       1992
-----------------------                    -----         -----        -----       -----      -----
Net Asset Value,
Beginning of
Year                                   $ 26.11       $  23.61      $  22.72     $   18.01  $  17.60
                                           -----         -----        -----       -----      -----
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                      .17           .22          .09         .06        .14
  Net realized and
   unrealized gain
   on investments                            3.32          3.79         1.83        5.56       .38
                                           -----         -----        -----       -----      -----
   Total income from
    investment
    operations                               3.49          4.01         1.92        5.62       .52
                                           -----         -----        -----       -----      -----
 LESS DISTRIBUTIONS:
  Dividends from
   net investment
   income                                   (.23)         (.16)        (.06)       (.08)      (.11)
  Distributions
   from net
   realized gains                          (2.45)        (1.35)        (.97)       (.83)         -
                                           -----         -----        -----       -----      -----
   Total distributions                     (2.68)        (1.51)       (1.03)       (.91)      (.11)
                                           -----         -----        -----       -----      -----
Net Asset Value, End
 of Year                               $    26.92      $  26.11      $  23.61    $  22.72    $ 18.01
                                           =====         =====        =====       =====      =====
Total Return /1/                           15.21%        18.59%       8.60%      32.46%      2.95%

RATIOS/SUPPLEMENTAL
 DATA:

 Net assets, end
  of year (in
  millions)                               $6,607        $4,625       $3,497      $2,247     $1,255
 Ratio of expenses
  to average net
  assets                                    1.09%        1.13%        1.12%       1.15%      1.21%
 Ratio of net income
  to average net
  assets                                     .68%         .97%         .38%        .33%       .85%
 Average commissions
  paid per share /2/                      1.41cents      1.00cents   1.25cents  1.55cents   2.36cents
 Portfolio turnover
  rate                                    42.88%         45.63%      29.43%      25.00%     23.10%

/1/ Calculated without
 deducting a sales charge.
 The maximum sales
 charge is 5.75% of the
 fund's offering price.

/2/ Brokerage commissions
 paid on portfolio
 transactions increase the
 cost of securities
 purchased or reduce the
 proceeds of securities sold,
 and are not reflected in the
 fund's statement of
 operations. Shares traded
 on a principal basis, such as most
 over-the-counter and fixed-income
 transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions
 when expressed as cents per share
 but higher when expressed as a
 percentage of transactions
 because of the lower per-share
 prices of many non-U.S. securities.

Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the schedule of portfolio investments as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
October 29, 1996

1996 Tax Information (Unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income represents qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SMALLCAP WORLD FUND

BOARD OF DIRECTORS
Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author; former
United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman
and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President, Southern
California Edison Company

Alan W. Clements
London, England
Private investor; former Executive Director - Finance, Imperial Chemical Industries PLC

Robert B. Egelston
Los Angeles, California
Chairman of the Board of the fund
Former Chairman of the Board,
The Capital Group Companies, Inc.

Alan Greenway
La Jolla, California
Private investor; President, Greenway Associates, Inc. (management consulting services)

William R. Grimsley
San Francisco, California
Vice Chairman of the Board of the fund
Senior Vice President and Director, Capital Research and Management Company

Graham Holloway
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

Leonade D. Jones
Washington, D.C.
Former Treasurer,
The Washington Post Company

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio; President, Greenspring Co.; former President, American Public Radio (now Public Radio International)

Norman R. Weldon, Ph.D.
Miami, Florida
Managing Director, Partisan Management Group, Inc.; Chairman of the Board, Novoste Corporation

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; lecturer, Department of Molecular Biology, Princeton
University

OTHER OFFICERS

Gordon Crawford
Los Angeles, California
President of the fund
Senior Vice President and Director, Capital Research and Management Company

Gregory W. Wendt
San Francisco, California
Senior Vice President of the fund
Vice President, Capital Research Company

Vincent P. Corti
Los Angeles, California
Vice President of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

Steven N. Kearsley
Brea, California
Vice President and
Treasurer of the fund
Vice President and Treasurer, Capital Research and Management Company

Robert W. Lovelace
Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Chad L. Norton
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

Mary C. Hall
Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

Robert P. Simmer
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the office nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche llp
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER, OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/FS/3143
Lit. No. SCWF-011-1196

[The American Funds Group(R)]